SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐

Preliminary proxy statement

☐

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒

Definitive proxy statement

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Definitive additional materials

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Soliciting material pursuant to §240.14a-12

IMPERIAL INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒

No fee required

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)

Titles of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transactions applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

☐

Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

IMPERIAL INDUSTRIES, INC.

3790 Park Central Boulevard North

Pompano Beach, Florida 33064

________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 9, 2008

TO THE STOCKHOLDERS OF IMPERIAL INDUSTRIES, INC.

NOTICE is hereby given that the Annual Meeting of Stockholders of Imperial Industries, Inc., a Delaware corporation (the “Company”) will be held at the law offices of Legon, Ponce & Fodiman, P. A., 1111 Brickell Avenue, Suite 2150, Miami, Florida, on Monday, June 9, 2008 at 11:00 A.M., for the following purposes:

1.

To elect three (3) Class I directors for a term of three (3) years; and

2.

To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These items are fully discussed in the proxy statement that is attached to and made a part of this Notice of Annual Meeting. Only stockholders of record at the close of business on April 14, 2008 shall be entitled to receive notice of, and to vote at, the Annual Meeting, or any postponements or adjournments thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for ten (10) days prior to the Annual Meeting.

The Company requests that you vote your shares as promptly as possible. Whether or not you expect to attend the Annual Meeting, please vote, date, sign, and return the enclosed proxy as promptly as possible to assure representation of your shares at the meeting. You may revoke your proxy at any time prior to its exercise by written notice to the Company prior to the Annual Meeting, or by attending the Annual Meeting in person and voting.

By Order of the Board of Directors

Howard L. Ehler, Jr.
Secretary

Pompano Beach, Florida

April 24, 2008

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IMPERIAL INDUSTRIES, INC.

3790 Park Central Boulevard North

Pompano Beach, Florida 33064

____________________

PROXY STATEMENT

____________________

ANNUAL MEETING OF STOCKHOLDERS

JUNE 9, 2008

This Proxy Statement relates to the Annual Meeting of the stockholders (the “Annual Meeting”) of Imperial Industries, Inc., a Delaware corporation (the ACompany@) to be held at 11:00 A.M., local time, on Monday, June 9, 2008 at the law offices of Legon, Ponce & Fodiman, P. A., 1111 Brickell Avenue, Suite 2150, Miami, Florida, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the accompanying Proxy Card to our stockholders who are entitled to vote at the Annual Meeting on or about April 30, 2008.

Why This Proxy Statement is Being Sent

This Proxy Statement and the enclosed Proxy Card are being sent to you by our Board of Directors for the solicitation of proxies from the holders of our common stock so that the holders of common stock may vote their shares at our Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. If you do not wish to attend the Annual Meeting to vote your shares, you may instead complete, date, sign and return the enclosed Proxy Card to vote.

What is Being Voted on at the Annual Meeting

Our Board of Directors is asking stockholders to vote on one matter, the election of three Class I directors for a term of three years. We are not aware of any other matter that will be acted upon at the Annual Meeting.

Who may attend the Meeting

Subject to space availability, all stockholders of record on the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first come, first served basis. Registration and seating will begin at 10:30 a.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

Please also note that if you hold your shares in Astreet name@ (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

Who May Vote

Stockholders who owned common stock at the close of business on April 14, 2008 are entitled to vote at the Annual Meeting (the ARecord Date@). On the Record Date, we had issued and outstanding 2,514,002 shares of common stock. Common stock is the only issued and outstanding class of voting stock. You do not have cumulative voting rights. You have one vote for each share of common stock that you own.

Votes Needed for a Quorum

A majority of the shares of common stock that are issued and outstanding on the Record Date must be present or voted by proxy for a quorum at the Annual Meeting. If you return your Proxy Card or attend the Annual Meeting in person, your common stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on any or all of the matters presented at the Annual Meeting. In determining whether a quorum exists at the Annual Meeting, all votes Afor@ or Aagainst,@ as well as abstentions will be counted. Broker non-votes will also be counted as present or represented for the purpose of determining whether a quorum is present for the transaction of business. If you hold your common stock through a broker, bank or other nominee, generally the nominee may only vote the common stock which it holds for you in accordance with your instructions. We do not count abstentions or broker non-votes as Afor@ or Aagainst@ any proposal.

If a quorum is not present at the Annual Meeting, no official business can be conducted. However, if a quorum is not present or represented at the Annual Meeting, the stockholders who do attend the Annual Meeting in person or who are represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented. At any adjournment where there is a quorum, any business may be transacted that might have been transacted at the original meeting.

How You May Vote by Proxy

A proxy is a person you appoint to vote on your behalf. Because many of our stockholders are unable to attend the Annual Meeting in person, our Board of Directors solicits proxies by mail to give each stockholder an opportunity to vote on all matters that will come before the Annual Meeting. In order to ensure that your vote will be recorded, you are urged to:

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Read this Proxy Statement carefully;

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Specify your choice on each matter by marking the appropriate box on the enclosed Proxy Card; and

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Sign, date and return the Proxy Card in the enclosed envelope.

By signing the Proxy Card, you will be designating S. Daniel Ponce and Howard L. Ehler, Jr. as your proxies. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. They will vote your shares in accordance with your directions. However, if you sign and return the Proxy Card without instructions marked on it, it will be voted FOR each of the nominees for Class I director listed on the Proxy Card.

If any other matter is validly presented at the Annual Meeting, your proxies will vote in accordance with their best judgment. We do not currently know of any other matter that will be acted on at the Annual Meeting.

How You Can Revoke Your Proxy

You may revoke your proxy at any time prior to the Annual Meeting by doing any of the following:

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giving written notice of its revocation to the Company,

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by submission of another duly executed proxy dated after the Proxy Card to be revoked, or

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by attending the Annual Meeting and voting in person.

Your mere presence at the Annual Meeting will not revoke the prior appointment.

Vote Required For Election of Directors

Each stockholder is entitled to one vote for each share of common stock registered in his name on the Record Date for each matter brought before the stockholders at the Annual Meeting. Directors are elected by a plurality of votes of the holders of the common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. The three nominees for Class I director receiving the highest number of votes will be elected for the term of such directorships. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. However, it will be counted for purposes of determining whether there is a quorum.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will however, be counted in determining whether there is a quorum.

Voting is Confidential

Proxy Cards, ballots and tabulations that identify individual stockholders are confidential. Only the inspectors of election and certain of our employees associated with processing Proxy Cards and counting votes have access to your Proxy Card. Additionally, all comments directed to the Company (whether written on the Proxy Card or elsewhere) remain confidential, unless you ask that your name be disclosed.

We Pay the Cost of Solicitation of Proxies

Your proxy is being solicited by our Board of Directors. We will pay all expenses associated with this proxy solicitation. Such costs include preparing, printing, assembling and mailing the Notice of Annual Meeting, the Proxy Statement and the Proxy Card, as well as all costs of soliciting proxies. We will primarily solicit proxies by mail. However, our officers, directors and regular employees may solicit by telephone, facsimile transmission, e-mail or in person. Such officers, directors and employees would not receive additional compensation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and we will reimburse such persons, including our transfer agent, for their reasonable out-of-pocket expenses in forwarding such materials. We may retain the services of a proxy solicitation firm to solicit proxies and will pay all reasonable costs associated with such firm.

STOCK OWNERSHIP

The following table sets forth certain information as of March 31, 2008 with respect to the beneficial ownership of the Company’s common stock by (i) each director or nominee for director of the Company, (ii) each executive officer who is a Named Executive Officer in the Summary Compensation Table below, (iii) each person known to the Company to own more than 5% of such shares, and (iv) all executive officers and directors as a group. (Except as otherwise provided herein, the information below is supplied by the holder):

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percent of Shares Beneficially Owned
Lisa M. Brock	116,059	(3)	4.6%
Howard L. Ehler, Jr.	34,005	(4)	1.3%
Nadine Gramling	3,000	(5)	0.1%
Fred Hansen	5,000	(6)	0.2%
Steven Healy	5,000	(7)	0.2%
Douglas P. Kintzinger	—		—
S. Daniel Ponce	75,613	(8)	3.0%
Milton J. Wallace	49,250	(9)	1.9%
Morton L. Weinberger	36,552	(10)	1.4%
All directors and officers as a group (11 persons)	328,995	(11)	12.7%

__________________

(1)

Except as set forth herein, all securities are directly owned and the sole investment and voting power are held by the person named. Unless otherwise indicated, the address for each beneficial owner is the same as the Company.

(2)

The percent of class for common stockholders is based upon 2,514,002 shares of common stock outstanding and such shares of common stock such individual has the right to acquire within 60 days upon exercise of options or warrants that are held by such person (but not those held by any other person).

(3)

Includes 11,750 shares of common stock issuable upon exercise of stock options.

(4)

Includes 12,461 shares of common stock issuable upon exercise of stock options.

(5)

Includes 3,000 shares of common stock issuable upon exercise of stock options.

(6)

Includes 5,000 shares of common stock issuable upon exercise of stock options.

(7)

Includes 5,000 shares of common stock issuable upon exercise of stock options.

(8)

Includes 11,750 shares of common stock issuable upon exercise of stock options.

(9)

Includes 11,750 shares of common stock issuable upon exercise of stock options and 15,000 shares held in an individual retirement account of which Mr. Wallace is the beneficiary.

(10)

Includes 11,750 shares of common stock issuable upon exercise of stock options.

(11)

Includes 74,977 shares of common stock issuable upon exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Requirements

The Company’s officers and directors are required to file Forms 3, 4 and 5 with the Securities and Exchange Commission in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. Based solely on a review of such reports furnished to the Company as required by Rule 16(a)-3, no officers or directors failed to file any reports required thereunder in the time required:

ELECTION OF DIRECTORS

Pursuant to our Certificate of Incorporation, our Board of Directors is currently divided into three classes, with one class standing for election each year for three year terms. The terms of the Class I directors are scheduled to expire at the Meeting. Accordingly, the terms of the three nominees for Class I director listed below, if elected at the Meeting, will expire at the 2011 annual meeting. The terms of the other current directors listed below will expire at the 2009 and 2010 annual meetings, as indicated.

The three persons designated by the Board of Directors as nominees for election as Class I directors with terms expiring at the 2011 Annual Meeting are Howard L. Ehler, Jr., Nadine Gramling and Douglas P. Kintzinger.

The three nominees for Class I Director receiving the greatest number of affirmative votes of the shares of common stock represented at the Annual Meeting will be elected as Directors. Stockholders are not entitled to cumulate their votes for the election of the Class I directors.

Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election as directors of the three nominees to serve for three-year terms expiring at the 2011 annual meeting, and in each case until their successors are elected and qualified. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board of Directors. We expect that each nominee named in the following table will be available for election.

Name	Age	Position with the Company or Principal Occupation	Served as Director since
Nominees for directors for three year terms ending in 20011
Howard L. Ehler, Jr.	64	Principal Executive Officer, Vice President of Premix-Marbletite Manufacturing Co. and Just-Rite Supply, Inc.	2000
Nadine Gramling(1)	62	Owner of Gramling Enterprises, Inc, d/b/a Active Professionals	2005
Douglas P. Kintzinger	47	Executive Vice President/Chief Financial Officer Jeld-Wen Holdings, Inc.	*
Directors Continuing in Office until 2009:
Milton J. Wallace(1)(2)	72	Chairman of the Board of Renal CarePartners, Inc.; Vice Chairman of Preferred Care Partners Holding Corp.	1999
Morton L. Weinberger(1)(2)	78	Certified Public Accountant; Self-employed management consultant	1988
Directors Continuing in Office until 2010
Lisa M. Brock(2)	49	Vice Chairman of the Board of the Company; Retired	1988
S. Daniel Ponce	59	Chairman of the Board of the Company; Shareholder of the law firm Legon, Ponce & Fodiman, P. A.	1988

———————

*

Mr. Kintzinger is a nominee for Class I Director and has not previously served on the Company’s Board of Directors.

(1)

Member of Audit Committee

(2)

Member of Compensation and Stock Option Committee

Lisa M. Brock. Mr. Brock has served as the Company’s Vice Chairman of the Board since November 2007. Previously, Ms. Brock was employed by the Company and its subsidiaries as Vice President for over five (5) years until December 1994, when she retired.

Howard L. Ehler, Jr. Mr. Ehler has been Principal Executive Officer of the Company since March 1990 and Executive Vice President, Chief Financial Officer (until November 2005) and Secretary of the Company since April 1988. Prior thereto, he was Vice President, Chief Financial Officer and Assistant Secretary of the Company for over five years. In August 2004, Mr. Ehler assumed the position of President of the Company’s subsidiary, Premix-Marbletite Manufacturing Co. until May 2007 when he became Vice President, while maintaining his other positions with the Company. Mr. Ehler also serves as Vice President of Just-Rite Supply, Inc., the Company’s distribution subsidiary.

Nadine Gramling. Ms. Gramling has been the owner of Gramling Enterprises, Inc, d/b/a Active Professionals, a property management consulting company since 2002. Ms. Gramling has also been the owner of Bryson’s on the Avenue, a furniture consignment store since 2007. Previous thereto, Ms. Gramling was Vice President of Lifestyles Home Solutions, Inc., a real estate holding company from 2003 through 2006. From 1978 until 2000, Ms. Gramling was President and Chief Executive Officer of Southeastern Metals Manufacturing Co., Inc. a manufacturer and distributor of metal products for the building construction industry. Ms. Gramling served on the local advisory board of SouthTrust Bank from 2002 until the bank was sold in 2004.

Douglas P. Kintzinger. Mr. Kintzinger has served as Executive Vice President and Chief Financial Officer of Jeld-Wen Holdings, Inc., a manufacturer and distributor of doors, windows and related building materials products. He currently serves as Chairman of the Board of South Valley State Bank, a state bank, and as a director of Jeld-Wen Tradition Foundation, a charitable foundation, Oregon Tech Foundation, a non profit fund raising arm of Oregon Institute of Technology, Brooks Resources Corporation, a real estate development company and Hampton Affiliates, a manufacturer of lumber products.

S. Daniel Ponce Mr. Ponce has been Chairman of the Board of the Company since 1988. Mr. Ponce has been engaged in the practice of law for over thirty (30) years and is currently a shareholder in the law firm of Legon, Ponce & Fodiman, P. A. During 2002, Mr. Ponce served as special counsel to then United States Senator Bob Graham. Mr. Ponce is the President and Chairman of the Orange Bowl Committee and is a trustee of the University of Florida. In addition, Mr. Ponce is a member of the Board of Directors of the University of Florida Athletic Association, Inc., where he also serves on various committees, including as Chairman of its finance committee. He is also a non-practicing certified public accountant.

Milton J. Wallace. Mr. Wallace has been Chairman of the Board of Renal CarePartners, Inc., a provider of kidney dialysis services since 2002. He has also served as Vice Chairman of Preferred Care Partners Holding Corp., the holding company for Preferred Care Partners, Inc., a Medicare health maintenance organization since 2003. Mr. Wallace was a practicing attorney in Miami, Florida for over 40 years until 2005, when he retired. Mr. Wallace served as co-founder and chairman of Renex Corporation, a provider of kidney dialysis services, from July 1993 to February 2000, when that company was acquired by National Nephrology Associates, Inc. Mr. Wallace also was the co-founder and a director of Home Intensive Care, Inc., a provider of home infusion and dialysis services, from 1985 to July 1993, when that company was acquired by W.R. Grace & Co. Mr. Wallace currently serves as a member of the board of directors of Catalyst Pharmaceutical Partners Inc., a specialty pharmaceutical company and as a director of several private companies.

Morton L. Weinberger, CPA. Mr. Weinberger, a certified public accountant, has been self-employed as a consultant to various professional organizations for the past sixteen (16) years. He does not provide consulting services to the Company. For the previous thirty (30) years, he was engaged in the practice of public accounting. During a substantial portion of such period, he was a partner with Peat Marwick Mitchell & Co., now known as KPMG, and thereafter a partner of BDO Seidman, both public accounting firms.

The Board of Directors recommends that the Company’s stockholders vote “for” the election of the Class I nominees. The three nominees for Class I Director receiving the greatest number of affirmative votes of the shares of Common Stock represented at the Annual Meeting will be elected as Directors. Stockholders are not entitled to cumulate their votes for the election of the Class I directors.

BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors is currently divided into three classes, each class having three year terms that expire in successive years. Directors hold office until the expiration of their respective terms and until their successors are elected or until death, resignation or removal. Class I Directors are up for election at the Annual Meeting. There are currently two Class I Directors. However, the number of Class I directors has been expanded to three and Mr. Kintzinger has been nominated to fill such vacancy.

Director Independence.

Our common stock is listed on the NASDAQ Capital Market. The NASDAQ requires that a majority of our directors be “independent directors,” as defined by the listing standards of the NASDAQ Stock Market, promulgated by the National Association of Securities Dealers, Inc. Generally, a director does not qualify as an independent director if the director is an employee of the Company or (or in some cases, members of the director’s immediate family) has, or in the past three years has had, certain material relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board has affirmatively determined that four of the Company’s six current directors have no other direct or indirect material relationships with the Company and therefore are independent directors on the basis of the NASDAQ listing standards and an analysis of all facts specific to each director. The independent directors are Lisa M. Brock, Nadine Gramling, Milton J. Wallace, and Morton L. Weinberger.

Board Attendance.

The Board of Directors conducts its business through meetings of the Board and through its committees. Each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attending meetings of the shareholders of the Company, the Board and committees of which he or she is a member. The Board of Directors met eight times in fiscal 2007. Each director attended all of the Board of Directors meetings and such committees on which they served in 2007.

The Company’s non-management directors meet separately from the other directors in regularly scheduled executive sessions at least annually and at such other times as may be scheduled by the Chairman of the Board. During 2007, the non-management directors held two meetings without management.

The Board does not have a formal policy with respect to members of the Board of Directors’ attendance of annual stockholder meetings. However, each Board member attended the Company’s annual shareholders meeting held in May 2007. It is expected that all directors will attend the 2008 Annual Meeting.

Director Nominating Process.

Our Board of Directors does not maintain a Nominating Committee. The Board of Directors has determined that it is in our best interest that the entire Board takes the appropriate actions that would normally be delegated to such a committee. Accordingly, each member of the Board of Directors participates in the consideration of director nominees. A majority of the Company’s Board of Directors is independent as that term is defined by the listing standards of the NASDAQ Stock Market, promulgated by the National Association of Securities Dealers, Inc. The Board of Directors does not have a separate nominating committee charter. However, it has adopted Board resolutions establishing the procedures for the nomination of directors, which is outlined below.

The Board of Directors considers candidates for Board membership suggested by its members, as well as management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Corporate Secretary or any member of the Board of Directors in writing with whatever supporting material the shareholder considers appropriate.

Once the Board of Directors has identified a prospective nominee, the Board would make an initial determination as to whether to conduct a full evaluation of the candidate. This information is based on whatever information is provided to the Board with the recommendation of the prospective candidate, as well as the Board’s own knowledge of the prospective candidate. This information may be supplemented by inquires to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Board determines that additional consideration is warranted, it may request a third party search firm to gather additional information about the prospective nominee’s background and experience and report its findings to the Board. The Board would then evaluate the prospective nominee based on the following criteria:

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The ability of the prospective nominee to represent the interests of the shareholders of the Company, rather than any special interest or constituency;

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The prospective nominees standards of integrity, commitment and independence of thought and judgment;

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The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

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The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board; and

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Be free from interests that are would present the appearance of being adverse to, or conflict with, the interests of the Company.

The Board also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors and the need for Audit Committee expertise. After completing the evaluation process, the Board would determine the nominees to the Board, which must be approved by a majority of the independent directors.

Douglas P. Kintzinger has been nominated as a Class I director to serve for a three year term through the Company’s annual meeting to be held in 2011. Mr. Kintzinger was initially recommended as a nominee by Ms. Brock, a non-management member of the Board of Directors. The Board of Directors used the criteria set forth above to evaluate Mr. Kintzinger as a proposed nominee.

Shareholder Communications

Shareholders wishing to communicate with the Company may do so by writing to the Company at 3790 Park Central Boulevard North, Pompano Beach, Florida, 33064 Attn: Investor Relations, or by sending an e-mail to information@imperialindustries.com.

Shareholders and other parties interested in communicating directly with the Chairman of the Board or with the non-management directors, individually or as a group may do so by writing to the Chairman of the Board, Imperial Industries, Inc., 3790 Park Central Boulevard North, Pompano Beach, Florida 33064. The mailing envelope should contain a notation indicating that the enclosed letter is a Shareholder-Board Communication. All such letters must identify the author as a shareholder and clearly state whether the intended recipient s are all members of the Board of Directors or certain specified individual directors. The Corporate Secretary reviews all such correspondence, make copies of all such letters and circulates them to the appropriate director or directors. If any communication is not directed to any particular director, the communication will be forwarded to all members of the Board. Concerns relating to accounting, internal controls or auditing matters should be addressed to the Chairman of the Audit Committee and will be handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct, applicable to its directors, executive officers and employees. The Code of Business Conduct is available on the Company’s website at www.imperialindustries.com. The Code of Business Conduct complies with Securities and Exchange Commission (the “SEC”) requirements, including procedures for the confidential, anonymous submission by employees or others of any complaints or concerns about the Company or its accounting, internal accounting controls or auditing matters. The Company will also mail these materials to any shareholder who requests a copy. Requests may be made by contacting the Corporate Secretary as described above under “Shareholder Communications.”

Board Committees

The Board has established a number of standing committees to assist it in the discharge of its responsibilities.  The Board presently has two standing committees: the Compensation and Stock Option Committee and the Audit Committee. Information regarding the principal responsibilities of each committee, their present membership and the number of meetings held by each committee are described below. Any action taken by a committee of the Board is reported to the Board of Directors, usually at the next Board meeting.

Audit Committee: The Audit Committee’s main role is to assist the Board of Directors with oversight of (1) the integrity of the Company’s financial statements, (2) the independent auditor’s qualifications and independence and (3) the performance of the Company’s internal audit function and independent auditors. As part of its duties, the Audit Committee assists in the oversight of (a) management’s assessment of, and reporting on, the effectiveness of internal control over financial reporting, and (b) the independent auditor’s audit, which includes expressing an opinion on the conformity of the Company’s audited financial statements with United States generally accepted accounting principles. The Audit Committee oversees the Company’s accounting and financial reporting process and has the authority and responsibility for the appointment, retention and oversight of the Company’s independent auditors, including pre-approval of all audit and non-audit services to be performed by the independent auditors. The Audit Committee annually reviews and approves the firm to be engaged as independent auditors for the Company for the next fiscal year, reviews with the independent auditors the plan and results of the audit engagement, reviews the scope and results of the Company’s procedures for internal auditing and monitors the design and maintenance of the Company’s internal accounting controls. The Audit Committee Report appears on page 17 of this proxy statement. A current copy of the written charter of the Audit Committee is available on the Company’s website at www.imperialindustries.com.

The current members of the Audit Committee are Morton L. Weinberger, as Chairman, Milton J. Wallace and Nadine Gramling. The Audit Committee met four times during 2007. Lisa Brock was a member of the Audit Committee until she resigned her position on such committee in November 2007. All members of the Audit Committee are independent of the Company and management, as defined in the listing standards of NASDAQ and SEC Rule 10A-3.

The Board of Directors has determined that Morton L. Weinberger meets the requirements adopted by the SEC for qualification as an “audit committee financial expert.” Mr. Weinberger is a certified public accountant and has served as an independent auditor with independent public accounting firms as described in his biography above.

Compensation and Stock Option Committee:  The Compensation and Stock Option Committee (the “Compensation Committee”) is responsible for, among other things: (i) reviewing the Company’s executive compensation goals, policies and philosophies and monitoring the appropriateness of the Company’s executive compensation practices, (ii) reviewing and, as appropriate, approving management’s recommendations regarding executive compensation, (iii) reviewing and, as appropriate, approving the Company’s executive compensation plans, including designating plan participants, establishing objectives and applicable performance measurement criteria and making awards, (iv) reviewing surveys and other data to gauge the competitiveness and appropriateness of levels and elements of executive compensation and benefits, and (v) to the extent not undertaken by the entire Board, reviewing the level and composition of compensation, benefits and perquisites provided to non-employee members of the Board. The Compensation Committee also administers the Company’s 2006 Stock Award and Incentive Plan and has the authority to determine, among other things, to whom to grant options or other equity awards, the amount of options or other equity awards, the terms of such awards and the exercise prices of options granted thereunder.

The Compensation Committee does not have a written charter. During fiscal 2007, the members of the Compensation Committee were Ms. Brock, as Chairman, and Messrs. Wallace and Weinberger. The Compensation Committee met three times in fiscal 2007. Each member attended all of the meetings. In order to serve on the Compensation Committee, each member must be considered “independent,” as defined under the listing standards of NASDAQ. Each member of the Compensation Committee satisfied these requirements during 2007. The agenda and associated meeting materials for each meeting of the Compensation Committee is generally prepared by management, and reviewed and approved by the Committee chairman.

On a periodic basis, the Compensation Committee reviews and approves executive compensation arrangements and, reviews and recommends to the full Board compensation arrangements for the Company’s non-employee directors. The Compensation Committee has the authority to hire experts in the field of executive compensation, including the authority to approve the expert’s fees and terms of retention, to assist it in the performance of its duties. During 2007, the Compensation Committee engaged Steven Hall and Partners, an independent compensation consultant to review the Company’s long term equity compensation policies. Such consultant made recommendations regarding the structure and amount of compensation to management and non-employee directors under the 2006 Stock Award and Incentive Plan.

The Compensation Committee periodically conducts a non-employee director compensation review involving analysis of individual components of compensation, including cash and equity compensation, and total compensation. Such review may include market analyses and peer company comparisons for non-employee director compensation. A non-employee director compensation review was last performed in March 2008, with recommendations made by the Compensation Committee for changes in non-employee director compensation to the full Board. Additional information regarding non-employee director compensation is included in “Compensation of Directors” below.

Compensation Committee Interlocks and Insider Participation:

During the year ended December 31, 2007, the Compensation and Stock Option Committee consisted of Ms. Brock and Messrs. Wallace and Weinberger. None of these directors has been an officer or employee of the Company or its subsidiaries during the last ten years. There are no other relationships required to be disclosed pursuant to applicable Securities and Exchange Commission rules and regulations.

Management Matters

The are no current arrangements nor understandings known to the Company between any of the directors, nominees for director or the executive officers of the Company and any other person pursuant to which any such person was elected as a director or appointed as an executive officer. Except as otherwise stated herein, there are no family relationships between any directors, nominees for director, or executive officers of the Company. S. Daniel Ponce and Lisa M. Brock are second cousins.

EXECUTIVE COMPENSATION

2007 Summary Compensation Table

The following table summarizes the compensation earned by, and paid to, the Named Executive Officers during the two years ended December 31, 2007.

Name and Principal position	Year	Salary ($)			Bonus(1) ($)		Stock Awards (2) ($)	Option Awards (3) ($)		Non-equity Incentive Plan Compen- sation			Non- Qualified Deferred Compen- sation Earnings ($)			All Other Compen- sation (7)			Total ($)
Howard L. Ehler, Jr. Principal Executive Officer of the Company; Vice President of Premix and Just-Rite	2007 2006		$210,000 180,000	(4)	$ $	75,000 125,000	$460 —	$	— 8,816	$ $	30,000 30,000	(5) (5)	$ $	17,448 4,311	(6) (6)	$ $	6,715 6,441	(8) (9)	$ $	339,623 354,568
		$

Steven Healy Chief Financial Officer	2007 2006	$ $	130,000 120,000		$ $	19,500 24,000	$300 —		— —		— —			— —			$2,310 —	(10)	$ $	152,110 144,000

Fred Hansen President of Premix.	2007 2006	$ $	150,000 96,000		$ $	85,000 60,000	$300 —		— —		— —			— —		$ $	6,535 10,300	(11) (12)	$ $	241,835 166,300

———————

(1)

Bonuses shown were earned in the year indicated even though actually paid in a subsequent year.

(2)

The amounts in the Stock Awards column reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R). 6,000, 4,000 and 4,000 Restricted Stock Units were granted to Messrs. Ehler, Healy and Hansen, respectively under the Company’s 2006 Stock Plan. Each Restricted Stock Unit represents the right to receive one share of common stock, subject to certain vesting and other requirements. Assumptions made in the calculation of these amounts are included in Note 12 to the Company’s audited financial statements for the fiscal year ended December 31, 2007 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2008.

(3)

The amounts in the Option Awards column reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) on an aggregate of 1,501 options automatically granted to Mr. Ehler as reload options under the Company’s 1999 employee stock option plan due to payment of the exercise of stock options in common stock then owned by Mr. Ehler. Assumptions made in the calculation of these amounts are included in Note 10 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2007.

(4)

The Company and Mr. Ehler are parties to a one year renewable employment agreement pursuant to which Mr. Ehler received a $210,000 salary in calendar year 2007 and will receive a base annual salary of $210,000 for 2008. See “Employment/Change of Control Agreements” below.

(5)

Includes $30,000 in deferred compensation payable pursuant to a deferred compensation arrangement as described in “Non-Qualified Deferred Compensation” below.

(6)

Represents the increase in value of the investment account held in the Deferred Plan for the benefit of Mr. Ehler during such fiscal year.

(7)

The Company provides the Named Executive Officers with group life, health, medical and other non-cash benefits generally offered to all salaried employees which are not included in this column pursuant to SEC rules.

(8)

The amounts shown in this column includes $3,208 in matching contributions under our 401(k) Plan, $2,759 representing the value of the personal use of a Company automobile; and $748 as a Company contribution to disability insurance premiums.

(9)

The amounts shown in this column includes $2,914 in matching contributions under our 401(k) Plan, $2,779 representing the value of the personal use of a Company automobile; and $748 as a Company contribution to disability insurance premiums.

(10)

The amounts shown in this column includes $2,310 in matching contributions under our 401(k) Plan.

(11)

The amounts shown in this column includes $2,250 in matching contributions under our 401(k) Plan, $1,400 representing the value of the personal use of a Company automobile; and $2,885 in used vacation pay.

(12)

The amounts shown in this column includes $1,900 in matching contributions under our 401(k) Plan, and $8,400 automobile allowance.

401(k) Plan

We maintain a profit sharing retirement plan for our employees, including our executive officers, which is qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended. Annual matching contributions are made based on a percentage of eligible employee compensation deferrals. The contributions are made in cash to the plan on behalf of our employees who participate. Any matching contribution to our executive officers under the 401(k) plan is the same percentage match as offered to all participating employees and are included in the Summary Compensation Table.

Outstanding Equity Awards at 2007 Fiscal Year End

The following table provides information regarding outstanding option awards and stock awards held by our Named Executive Officers at the end of 2007.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Option Exercise Price (2) ($)	Option Expiration Date	Number of shares or units of stock that have not vested (3)	Market value of shares of units or shares that have not vested (4)($)
Howard L. Ehler, Jr.	960	6.46	3/19/2009	6,000	$24,300
	5,000	6.64	3/17/2010
	5,000	12.06	12/20/2010
	882	14.75	7/30/2009
	619	14.48	7/30/2009
Steven Healy	5,000	12.06	12/20/2010	4,000	$16,200
Fred Hansen	5,000	12.06	12/20/2010	4,000	$16,200

———————

(1)

Reflects options granted under the Company’s 1999 Employee Stock Option Plan (the “Employee Plan”). The Employee Plan provides for options to be granted at generally no less than the fair market value of the Company’s stock at the grant date. The Employee Plan is administered by the Company’s Compensation and Stock Option Committee. Options granted under the Employee Plans have a term up to 10 years and are exercisable six months from the grant date. A total of 225,000 shares are presently reserved for issuance under the Employee Plan. As of December 31, 2007, there were outstanding options to purchase 52,971 shares under the Employee Plan. The exercise prices for the outstanding options range from $.72 to $14.75 per share. All options expire five (5) years from the date of grant and are fully vested. There are no shares available for further grants under the Employee Plan

(2)

All options granted have an exercise price equal to 100% of the fair market value of the common stock on the date of grant

(3)

Reflects Restricted Stock Units granted under the Company’s 2006 Stock Award and Incentive Plan (the “2006 Plan”). The 2006 Plan provides for the following types of equity compensation awards: (i) stock options; (ii) stock appreciation rights; (iii) restricted stock awards; (iv) restricted stock units, (v) other awards based in common stock; (vi) dividend equivalents; (vii) performance shares or other stock-based performance awards; (vii) cash-based performance awards tied to achievement of specific performance objectives; and (ix) shares issuable in lieu of rights to cash compensation. The 2006 Plan is administered by the Company’s Compensation and Stock Option Committee. Each Restricted Stock Unit represents the right to receive one share of the Company’s common stock upon vesting. Each Restricted Stock Unit set forth above was granted on November 27, 2007 and vests in the holder 25% on each anniversary of the Grant Date, subject to the satisfaction of certain conditions, including continued employment with the Company on such anniversary date. A total of 161,228 shares are presently reserved for issuance of awards under the 2006 Plan. As of December 31, 2007, there were outstanding Restricted Stock Units representing an aggregate of 71,000 shares under the 2006 Plan.

(4)

The market value of such shares subject to the Restricted Stock Units is based upon $4.05 per share as of December 31, 2007.

Non-Qualified Deferred Compensation

The following table provides information regarding the non-qualified deferred compensation of our named executive officers in 2007

Name	Company Contributions in 2007 ($)	Aggregate Earnings in 2007 ($)	Aggregate Balance In 2007 ($)
Howard L. Ehler, Jr.	$30,000	$17,448(1)	$141,759 (2)

———————

(1)

Earnings represent the change in value of the investment account during the fiscal year.

(2)

The balance represents aggregate amounts contributed by the Company pursuant to the Deferred Compensation Plan, together with the aggregate increase in the value of the investment Account.  The Named Executive Officer does not make any contributions to the Deferred Compensation Plan.

The Company has established a Deferred Compensation Plan (the “Deferred Plan”). The eligible persons under such plan are S. Daniel Ponce, the Company’s Chairman of the Board, Howard L. Ehler, Jr., the Company Principal Executive Officer and such other executive officers of the Company as the Compensation and Stock Option Committee shall designate from time to time.

Pursuant to the Deferred Plan, the Company agreed to make non-discretionary contributions of $30,000 year for Mr. Ehler for a period of five (5) years commencing with fiscal 2004, so long as Mr. Ehler is an employee as of the end of each year. The Company may also make additional discretionary contributions for the benefit of Mr. Ehler or such other participants.

The contributions to the Deferred Plan are fully vested at the times of such contributions. Participants are given the ability to elect certain investment vehicles for the contributions such as mutual funds. In general, a participant’s account would be distributed on the earlier of the fourth anniversary of the date on which such participant commenced participation in such plan or the first day of the month immediately following the participants termination of employment; provided however, Mr. Ehler is not be entitled to receive distributions on account of his termination other than for reasons of death or disability until six months following such termination. Each participant has the right to further defer payment under certain circumstances; provided however distributions would be made to participants in the form of a lump sum payment or at the election of the participant in monthly installments of no less than 24 months and no more than 60 months.

Employment/Change of Control Agreements

The Company is a party to a one year renewable employment agreement with Howard L. Ehler, Jr. No other executive has an employment, severance or change of control agreement. Mr. Ehler serves as the Company’s Principal Executive Officer, Chief Operating Officer and Secretary at a current base salary of $210,000. Mr. Ehler’s employment agreement provides for automatic renewals for additional one year periods on July 1st of each year, unless the Company or Mr. Ehler notifies the other party of such party’s intent not to renew at least 90 days prior to each June 30 of the initial term and any extended term thereafter. Pursuant to the employment agreement, Mr. Ehler receives the use of a company car, as well as certain other benefits, such as health and disability insurance. Mr. Ehler is also entitled to receive incentive compensation based upon individual and Company performance criteria developed by the Compensation Committee from time to time.

Prior to a Change in Control (as defined in Mr. Ehler’s employment agreement), the Company has the right to terminate the employment agreement, without cause, at any time upon thirty days written notice, provided the Company pays to Mr. Ehler a severance payment equivalent to 50% of his then current annual base salary. Mr. Ehler has agreed not to disclose information and not to compete with the Company during his term of employment and, in certain cases, for a two (2) year period following his termination.

In the event of a Change in Control, the employment agreement is automatically extended to a three year period. Thereafter, Mr. Ehler would be entitled to terminate his employment with the Company for any reason at any time. In the event Mr. Ehler so terminates his employment, Mr. Ehler would be entitled to receive the lesser of (i) a lump sum equal to the base salary payments and all other compensation and benefits Mr. Ehler would have received had the employment agreement continued for the full term; or (ii) three times Mr. Ehler’s base salary then in effect on the effective date of termination. Mr. Ehler would also be entitled to such severance in the event the Company terminates Mr. Ehler’s employment without cause after a Change of Control.

Neither Mr. Healy nor Mr. Hansen have employment or change of control agreements. Their respective base salaries of $130,000 and $150,000 for fiscal 2008 were set by the Compensation Committee.

DIRECTORS COMPENSATION

Non-employee director compensation is determined annually by the Board of Directors. Directors who are also employees of the Company receive no additional compensation for service as a director. The following table shows compensation for our non-employee directors for the year ended December 31, 2007:

Name	Fees earned or Paid in Cash(1) ($)		Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)		Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total ($)(9)
S. Daniel Ponce	$100,000	(3)	$380	$30,000	(4)	$17,448	(5)	$3,050	(6)	$150,878
Lisa M. Brock	$97,000	(7)	$380	—		—		—		$97,380
Nadine Gramling	$27,000		$380	—		—		—		$27,380
Milton J. Wallace	$37,000		$380	—		—		—		$37,380
Morton L. Weinberger	$69,000	(8)	$380	—		—		—		$69,380

———————

(1)

Each non-employee director, other than Mr. Ponce, received an annual cash retainer of $12,000 as compensation for their service as a director, $15,000 for service as a member of the Audit Committee and $10,000 for service on the Compensation Committee.

(2)

Non-employee directors are eligible to receive discretionary grants of awards under the 2006 Plan. The amounts in the Stock Awards column reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R). Each director received 5,000 Restricted Stock Units under the Company’s 2006 Stock Plan. Each Restricted Stock Unit represents the right to receive one share of common stock, subject to certain requirements. Each restricted stock unit was granted on November 27, 2007 and vests in the holder 25% on each anniversary of the Grant Date, subject to such individual’s continued service as a director on such anniversary date. Assumptions made in the calculation of these amounts are included in Note 12 to the Company’s audited financial statements for the fiscal year ended December 31, 2007 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2008. Each director has outstanding 5,000 Restricted Stock Units as of December 31, 2007.

(3)

Mr. Ponce received a retainer of $100,000 for 2007 for his service as Chairman of the Board.

(4)

Mr. Ponce receives $30,000 of deferred compensation per year for a period of five (5) years commencing with fiscal 2004 pursuant to the Deferred Compensation Plan (the “Deferred Plan”) described below.

(5)

Represent the earnings during 2007 on the investment account in the Deferred Plan.

(6)

The Company provides Mr. Ponce with the use of a Company car. The amount set forth above represents that portion of the cost of the automobile allocated to personal use by Mr. Ponce.

(7)

Ms. Brock received $55,000 in 2007 for her service as Vice Chairman of the Board during 2007 and $15,000 for her service as Chairman of the Compensation Committee.

(8)

Mr. Weinberger received a $47,000 retainer for his service as Chairman of the Audit Committee.

(9)

In addition to the compensation set forth above, Messrs Ponce, Wallace, Weinberger and Mrs. Brock and Gramling have outstanding options to purchase 11,750, 11,750, 11,750, 11,750, and 3,000 respectively as of December 31, 2007. Such options were granted in previous years under the Company’s Directors Stock Option Plan.

Directors’ fees in 2007 to non-employee directors were generally made in monthly installments. Ms. Brock received $55,000 of her compensation as Vice Chairman in December 2007. Directors are also reimbursed for expenses which may be incurred by them in connection with the business and affairs of the Company.

Commencing April 1, 2008, each director other than Mr. Ponce, will receive a $20,000 annual retainer for service on the Board, inclusive of service on any committees, including service as chairman of any such committee. Mr. Ponce’s annual retainer for service as Chairman of the Board will be $50,000. Ms. Brock will receive an annual retainer for her service as Vice Chairman of the Board in the amount of $55,000, in addition to her retainer as a member of the Board.

Contributions to the Deferred Plan are fully vested at the times of such contributions. Each participant has the ability to elect certain investment vehicles for the contributions, such as mutual funds. In general, a participant’s account would be distributed on the earlier of the fourth anniversary of the date on which such participant commenced participation in such plan or the first day of the month immediately following the participant’s termination of employment; provided however, Mr. Ponce would not be entitled to receive distribution on account of his termination other than for reasons of death or disability until six months following such termination. Each participant has the right to further defer payment under certain circumstances; provided however distributions would be made to participants in the form of a lump sum payment or at the election of the participant in monthly installments of no less than 24 months and no more than 60 months. The Deferred Plan is administered by the Compensation Committee.

CERTAIN TRANSACTIONS

The Company’s Board of Directors has delegated to the Audit Committee the responsibility to review, approve and ratify any transaction involving more than $120,000 in any fiscal year in which the Company is participant and in which any Director, executive officer or any immediate family member has a direct or indirect material interest. Directors and executive officers are required to inform the Audit Committee of any such transaction promptly after they become aware of it and the Audit Committee collects information about the transaction for approval before they are entered into or if this is not practical for ratification after the transaction has occurred. The Audit Committee approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company, including whether the transaction impairs independence of a director.

The law firm of Legon, Ponce & Fodiman, P.A., of which Mr. Ponce, the Company’s Chairman of the Board is a shareholder, served as general counsel to the Company. The law firm received $205,000 in fees in 2007 for legal services rendered to the Company and its subsidiaries. Such fees were for services rendered by members and associates of the law firm other than Mr. Ponce.

Mr. Douglas Kintzinger, a nominee for Class I director is Executive Vice President and Chief Financial Officer of Jeld-Wen Holdings, Inc., a multi-billion dollar manufacturer and distributor of doors, windows and related materials. During fiscal 2007, the Company purchased for resale an aggregate of $278,000 of products from Jeld-Wen Holdings and its subsidiaries. Such transactions occurred in the ordinary course of business and were less than 1% of the gross revenues of Jeld-Wen. All purchases were at prices consistent with the prevailing market prices paid by other companies. Such purchases did not have any impact on Mr. Kintzinger’s position with, or compensation received from, Jeld-Wen Holdings, Inc.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Grant Thornton, LLP served as the Company’s independent auditors for the years ended December 31, 2006 and 2007. The Board of Directors has not yet selected a firm to serve as auditors for the year ended December 31, 2008. Representatives of Grant Thornton, LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement, if they desire, and to respond to appropriate questions.

Fees to Independent Certified Public Accountants

Audit Fees. The aggregate fees billed by Grant Thornton, LLP for professional services rendered for the audits of the Company’s financial statements for 2007 and 2006, and for the reviews of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q filed with the SEC during 2007 and 2006 were approximately $289,000 and $292,000, respectively.

Audit Related Fees. The aggregate fees billed by Grant Thornton, LLP for 2007 and 2006 for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under the caption “Audit Fees” were approximately $9,000 and $3,800, respectively. This category includes fees related to assistance in financial due diligence related to review and consultation regarding generally accepted accounting principles.

Tax Fees. The aggregate fees billed by Grant Thornton, LLP for 2007 and 2006 for professional services rendered for tax compliance and tax advice for the Company were approximately $46,000 and $99,000, respectively and includes fees associated with tax compliance, tax advice and domestic tax planning. This category also includes fees relating to tax planning on mergers and acquisitions, restructurings and other services related to tax disclosure and filing requirements, including employee benefit plans.

All Other Fees. No fees were billed by Grant Thornton, LLP for professional services rendered during 2007 and 2006 other than as stated above under the captions ”Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Policy

The Audit Committee has adopted procedures for pre-approving all audit and permissible non-audit services provided by the independent auditor. The Audit Committee may either pre-approve such services based on the amount of fees associated with such services without consideration of specific case-by-case services (“general approval”) or pre-approve specific services (“specific pre-approval”). Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee also considers whether the independent auditor is best positioned to provide the most effective and efficient services, for reasons such as familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the services enhance the Company’s ability to manage or control risks and improve audit quality.

The Audit Committee has considered whether the provision of non-audit services to the Company by Grant Thornton, LLP was compatible with maintaining the independence of Grant Thornton, LLP. Additional information concerning the Audit Committee and its activities with Grant Thornton, LLP can be found in the sections of the proxy statement: ABoard Committees and Meetings@ and AReport of the Audit Committee.@

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

This Report concerns the Audit Committee’s activities regarding oversight of the Company’s financial reporting and auditing process. The Company’s Audit Committee is comprised of three non-employee members of the Company’s Board of Directors and operates under a written charter adopted by the Audit Committee and approved by the Board of Directors. The complete text of the Audit Committee Charter is attached Annex I to the Company Proxy Statement for its annual meeting of stockholder for 2004 and is also available on the Company’s website at www.imperialindustries.com. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, are as reflected in the Audit Committee Charter.

All three current members of the Audit Committee are independent as defined by the listing standards of the NASDAQ Stock Market, promulgated by the National Association of Securities Dealers, Inc.

As set forth in more detail in the Audit Charter, the Audit Committee’s primary responsibilities fall into three broad categories:

•

Financial Reporting Oversight. The Audit Committee is charged with monitoring the preparation of quarterly and annual financial statements by the Company’s management, including discussions with management and the Company’s independent auditors about draft annual financial statements and other accounting and reporting matters.

•

Independent Auditor Relationship. The Audit Committee is responsible for matters concerning the relationship between the Company and its independent auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as other services being provided to the Company; and determining whether such auditors are independent; and

•

Internal Controls Oversight. The Audit Committee oversees management’s implementation of effective systems of internal controls, including review of policies relating to regulatory compliance, ethics and conflicts of interest.

During the year ended December 31, 2007, the Audit Committee met four times. The Audit Committee schedules its meetings with a view to ensuring that it is able to devote sufficient time and attention to all of its tasks. The meetings were designed to facilitate and encourage private communications between the members of the Audit Committee, management and the Company’s independent auditors, Grant Thornton, LLP. In addition to formal meetings of the Audit Committee, the Chairman of the Audit Committee meets regularly with the Company’s management and accounting staff to review financial reporting and internal controls, as well as with the Company’s independent auditors. The Chairman then reports to the Audit Committee on his findings. The Audit Committee reports on its activities to the full Board of Directors, usually at the next Board meeting.

The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls. Grant Thornton, LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those audited financial statements and for expressing an opinion on management’s assessment of the effectiveness of internal controls and on the effectiveness of the Company’s internal controls over financial reporting.

The functions of the Audit Committee are not intended to duplicate, or to certify, the activities of management and the independent auditors. The Audit Committee provides a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee>s members in business, financial and accounting matters.

In overseeing the preparation of the Company’s consolidated financial statements, the Audit Committee met with both management and representatives of Grant Thornton, LLP to review and discuss the Company’s audited financial statements for the year ended December 31, 2007 and quarterly operating results prior to their issuance, including a discussion of the reasonableness of significant judgments and the clarity of disclosure in the financial statements. During fiscal 2007, Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepting accounting principles and reviewed significant accounting and disclosure issues with the Audit Committee. The Audit Committee met with Grant Thornton, LLP., with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee’s review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, ACommunication with Audit Committees,@ including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Grant Thornton, LLP also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, AIndependence Discussions with Audit Committees.@ The Audit Committee discussed the independence of Grant Thornton, LLP., including the compatibility of non-audit services provided by such firm with its independence to the Company.

In addition, the Audit Committee reviewed the effectiveness of the Company’s internal control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Based upon the above described reviews and the Audit Committee’s discussions with management and Grant Thornton, LLP., the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC. The Audit Committee has not yet made a recommendation as to the independent auditors for the Company’s financial statements for the fiscal year ending December 31, 2008.

Respectfully Submitted,

Audit Committee

Morton L. Weinberger, Chairman
Nadine Gramling
Milton J. Wallace

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all of its employees, officers and directors, including the Principal Executive Officer and Chief Financial Officer. The code of ethics, which is included as part of the Imperial Industries, Inc. Code of Business Conduct, is posted on the Company’s website, www.imperialindustries.com. If the Company amends or waives any provisions of the Code of Business Conduct with respect to the Principal Executive Officer or the Chief Financial Officer it will post the amendment or waiver on its website.

OTHER MATTERS

Management is not aware of any other matters which may come before the Annual Meeting and which require the vote of stockholders in addition to those matters indicated in the notice of meeting and this Proxy Statement. If any other matter calling for stockholder action should properly come before the Annual Meeting or any adjournment thereof, those persons named as proxies in the enclosed proxy will vote in accordance with their best judgment.

STOCKHOLDER PROPOSALS

Stockholders who wish a proposal to be included in the Company’s proxy statement and form of proxy relating to the 2009 annual meeting must be received by the Company no later than February 6, 2009 for inclusion in the Company’s proxy statement related to the 2009 annual meeting. Such notice must include (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the number of shares of common stock of the Company which are owned beneficially of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring valid business before the meeting.

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORTS

The U. S. Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e. g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to these stockholders. This process, which is commonly referred to as “householding” potentially means extra convenience for stockholders and cost savings for companies. Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Company’s Annual Report (including audited financial statements as of December 31, 2006 and 2007 and for each of the two (2) years in the period ending December 31, 2007) and this proxy statement. If you hold your shares in your own name as a holder of record, householding will not apply to your shares

Beneficial owners who reside at a shared address at which a single copy of the Company’s 2007 Annual Report and this proxy statement is delivered may obtain additional copies of the Annual Report and this proxy statement at no additional cost by sending a written request to the Company Attention: Corporate Secretary, 3790 Park Central Boulevard North, Pompano Beach, Florida 33064.

Copies of the Annual Report on Form 10-K for the Fiscal Year ended December 31, 2007 as filed with the Securities and Exchange Commission may also be obtained by writing to Corporate Secretary, 3790 Park Central Boulevard North, Pompano Beach, Florida 33064.

▼FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

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IMPERIAL INDUSTRIES, INC.

PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2008

The undersigned hereby appoints S. Daniel Ponce and Howard L. Ehler, Jr., or either of them, as proxies, with full individual power of substitution to represent the undersigned and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the law offices of Legon, Ponce & Fodiman, P. A., 1111 Brickell Avenue, Suite 2150, Miami, Florida, at 11:00 A.M., local time, on June 9, 2008, and any and all adjournments thereof, in the manner specified on other side:

(continued on other side)

▼FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

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THIS PROXY, WHEN PROPERLY EXECUTED, SHALL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR
THE NOMINEES FOR EACH CLASS III DIRECTOR.  Should any other matter requiring a vote of the stockholders arise, the persons named in the Proxy or their substitutes shall vote in accordance with their best judgment in the interest of the Company.  The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than the matter set forth herein.

Please mark your votes like this	☒

Election of Class I Directors Nominees:	For the nominees listed	Withhold authority to vote for the nominees listed
Howard L. Ehler, Jr. Nadine Gramling Douglas	☐	☐

Instruction: To withhold authority to vote for any individual, write that nominee’s name on the space provided above			PLEASE VOTE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature                                                                                      Signature                                                                                      Dated:                                ,2008